Exhibit 8

                                  May 13, 2003


Mr. Andrew L. Gangolf
Alliance Capital Management, L.P.
1345 Avenue of the Americas
New York, New York 10105

        Re:    Amendment to Participation Agreement and Schedules

Dear Mr. Gangolf:

     Enclosed please find amended Schedule A and Schedule B, effective June 2, 2003, to our participation agreement dated April 30, 2001, as amended from time to time, with Alliance Variable Products Series Fund, Inc., Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. (the "Agreement").

     The amended Schedule A reflects the addition of the Schwab Select Annuity. Amended Schedule A shall replace in its entirety the existing Schedule A.

     The amended Schedule B reflects the addition of the Designated Portfolios available under the Schwab Select Annuity. Amended Schedule B shall replace in its entirety the existing Schedule B.

     The Agreement and Schedules otherwise remain unchanged and shall continue in full force and effect.

     In the space provided below, please acknowledge your agreement to the foregoing.

                              Very truly yours,

                              Great-West Life & Annuity Insurance Company

                              By:  _________________________________
                              Chris R. Bergeon
                              Vice President, Financial Institution Markets

                              Charles Schwab & Co., Inc.

                              By:  _________________________________
                              Tina M. Perrino
                              Vice President, Partner Relations

ACKNOWLEDGED AND AGREED TO:

Alliance Variable Products Series Fund, Inc.
By: __________________________
Title: _________________________
Date: _________________________

Alliance Capital Management, L.P.
By: __________________________
Title: _________________________
Date: _________________________

Alliance Fund Distributors, Inc.
By: ____________________________
Title: __________________________
Date: __________________________



cc:     B. Byrne, Esq.
        Great-West Life & Annuity Insurance Company

        D. Stone, Esq. E. O'Riordan
        Charles Schwab & Co., Inc.

                                          SCHEDULE A

Contracts                                                 Form Numbers
---------                                                 ------------
[Great-West Life & Annuity Insurance Company]

Group Variable/Fixed Annuity Contract                     J434
Individual Variable Annuity/Fixed Annuity Contract        J434IND
Group Variable Annuity Contract                           J444MMF
                                                          J444SA
Individual Variable Annuity Contract                      J444INDSA
                                                          J444INDMMF

                                          SCHEDULE B

Designated Portfolios

[Schwab Select Annuity]
AllianceBernstein Utility Income Portfolio

[Schwab Signature Annuity]
Alliance Variable Products Series Growth and Income Portfolio
Alliance Variable Products Series Growth Portfolio
AllianceBernstein Real Estate Investment Portfolio
AllianceBernstein Utility Income Portfolio